Exhibit 99.1

CMS Energy Announces 2018 Results and 2019 Adjusted EPS Guidance

JACKSON, Mich., Jan. 31, 2019 — CMS Energy announced today 2018 reported net income of $657 million or $2.32 per share, compared to reported net income of $460 million or $1.64 per share for 2017. CMS Energy announced $659 million of adjusted net income or adjusted earnings per share of $2.33 for 2018, toward the high end of guidance. On a reported basis, earnings per share grew 41 percent as 2017 federal tax reform related charges were not as substantial in 2018. On an adjusted earnings per share basis, the company delivered 7 percent growth.

Financial Results and Outlook

2018 Results	Amount
Reported EPS	$2.32
Adjusted EPS	$2.33
Annual Dividend	$1.43

2019 Updates	Amount
Adjusted EPS Guidance Raised	$2.47 - $2.51*
Annual Dividend	$1.53

CMS Energy raised its guidance a penny per share for 2019 adjusted earnings to $2.47 - $2.51 per share (*See below for important information about non-GAAP measures) or 6 to 8 percent annual adjusted earnings per share growth. Longer-term, adjusted earnings per share growth remains at 6 to 8 percent with a bias toward the midpoint.

“We are pleased with our 2018 results and continue to focus on the triple bottom line of serving people, planet and profit.” said Patti Poppe, President and CEO of CMS Energy and Consumers Energy.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business. It also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2018 year-end results and provide a business and financial outlook on Jan. 31 at 8:30 A.M. (EST). To participate in the webcast, go to CMS Energy’s homepage (cmsenergy.com) and select “Investor Meeting.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in the attached summary financial statements. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company’s reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The company’s adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. All references to earnings per share are on a diluted basis.

This news release contains “forward-looking statements.” The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at cmsenergy.com. To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/788-2395 or Brian Wheeler, 517/788-2394

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

CMS ENERGY CORPORATION

Consolidated Statements of Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended		Twelve Months Ended
	12/31/18	12/31/17	12/31/18	12/31/17

Operating revenue	$1,829	$1,778	$6,873	$6,583

Operating expenses	1,579	1,399	5,711	5,245

Operating Income	250	379	1,162	1,338

Other income (expense)	(3)	(47)	70	(14)

Interest charges	121	110	458	438

Income Before Income Taxes	126	222	774	886

Income tax expense	17	224	115	424

Net Income (Loss)	109	(2)	659	462

Income attributable to noncontrolling interests	1	1	2	2

Net Income (Loss) Available to Common Stockholders	$108	$(3)	$657	$460

Basic Earnings (Loss) Per Average Common Share	$0.38	$(0.01)	$2.33	$1.64
Diluted Earnings (Loss) Per Average Common Share	0.38	(0.01)	2.32	1.64

CMS ENERGY CORPORATION

Summarized Consolidated Balance Sheets

(Unaudited)

	In Millions
	As of
	12/31/18	12/31/17
Assets
Current assets
Cash and cash equivalents	$153	$182
Restricted cash and cash equivalents	21	17
Other current assets	2,294	2,276
Total current assets	2,468	2,475
Non-current assets
Plant, property, and equipment	18,126	16,761
Other non-current assets	3,935	3,814
Total Assets	$24,529	$23,050

Liabilities and Equity
Current liabilities (1)	$1,531	$1,511
Non-current liabilities (1)	6,429	6,574
Capitalization
Debt, capital leases, and financing obligation (excluding securitization debt) (2)
Debt, capital leases, and financing obligation (excluding non-recourse and securitization debt)	9,646	8,940
Non-recourse debt	1,854	1,245
Total debt, capital leases, and financing obligation (excluding securitization debt)	11,500	10,185
Noncontrolling interests	37	37
Common stockholders’ equity	4,755	4,441
Total capitalization (excluding securitization debt)	16,292	14,663
Securitization debt (2)	277	302
Total Liabilities and Equity	$24,529	$23,050

(1)              Excludes debt, capital leases, and financing obligation.

(2)              Includes current and non-current portions.

CMS ENERGY CORPORATION

Summarized Consolidated Statements of Cash Flows

(Unaudited)

	In Millions
	Twelve Months Ended
	12/31/18	12/31/17

Beginning of Period Cash and Cash Equivalents, Including Restricted Amounts	$204	$257

Net cash provided by operating activities	1,703	1,705
Net cash used in investing activities	(2,606)	(1,868)
Cash flows from operating and investing activities	(903)	(163)
Net cash provided by financing activities	874	110

Total Cash Flows	$(29)	$(53)

End of Period Cash and Cash Equivalents, Including Restricted Amounts	$175	$204

CMS ENERGY CORPORATION

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended			Twelve Months Ended
	12/31/18		12/31/17	12/31/18		12/31/17

Net Income (Loss) Available to Common Stockholders	$108		$(3)	$657		$460
Reconciling items:
Discontinued operations (income) loss	(*	)	*	(*	)	*
Restructuring costs and other exclusions from adjusted earnings	8		1	9		4
Tax impact	(*	)	(1)	(*	)	(2)
Gain on assets previously sold	—		—	(4)		—
Tax impact	—		—	1		—
Tax reform	(4)		148	(4)		148

Adjusted net income — non-GAAP	$112		$145	$659		$610

Average Common Shares Outstanding
Basic	282.6		280.8	282.2		280.0
Diluted	283.3		280.8	282.9		280.8

Basic Earnings (Loss) Per Average Common Share
Reported net income (loss) per share	$0.38		$(0.01)	$2.33		$1.64
Reconciling items:
Discontinued operations (income) loss	(*	)	*	(*	)	*
Restructuring costs and other exclusions from adjusted earnings	0.03		*	0.03		0.01
Tax impact	(*	)	(* )	(*	)	(*	)
Gain on assets previously sold	—		—	(0.01)		—
Tax impact	—		—	*		—
Tax reform	(0.02)		0.52	(0.02)		0.52

Adjusted net income per share — non-GAAP	$0.39		$0.51	$2.33		$2.17

Diluted Earnings (Loss) Per Average Common Share
Reported net income (loss) per share	$0.38		$(0.01)	$2.32		$1.64
Reconciling items:
Discontinued operations (income) loss	(*	)	*	(*	)	*
Restructuring costs and other exclusions from adjusted earnings	0.03		*	0.03		0.01
Tax impact	(*	)	(* )	(*	)	(*	)
Gain on assets previously sold	—		—	(0.01)		—
Tax impact	—		—	*		—
Tax reform	(0.01)		0.52	(0.01)		0.52

Adjusted net income per share — non-GAAP	$0.40		$0.51	$2.33		$2.17

*  Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors.  Internally, the Company uses adjusted earnings to measure and assess performance.  Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements.  Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.